ACR Opportunity Fund Class I: ACROX
Summary Prospectus	March 31, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://opportunity.acr-investfunds.com/. You may also obtain this information at no cost by calling 1-855-955-9552 or by sending an e-mail request to info@acr-invest.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 31, 2025, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives

The investment objectives of the ACR Opportunity Fund are to preserve capital during periods of economic decline, and to provide above average absolute and relative returns in the long run. Return objectives are subordinate to the objective of preserving capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		None
Maximum deferred sales charge (load)		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%
Wire fee		$20
Overnight check delivery fee		$25
Retirement account fees (annual maintenance fee)		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%
Distribution and service (Rule 12b-1) fees		None
Other expenses		0.47%
Shareholder service fee	0.07%
Dividend and interest expense on short sales	0.01%
All other expenses	0.39%
Total annual fund operating expenses		1.47%
Fees waived and/or expenses reimbursed[1]		(0.21)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]		1.26%

1      The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with

SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. This agreement is in effect through March 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I Shares	$128	$444	$783	$1,739

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to preserve capital during periods of economic decline. In seeking to preserve capital, ACR Alpine Capital Research, LLC (“ACR Alpine Capital Research”, “ACR” or the “Advisor”) seeks to identify and avoid “permanent loss.” The Advisor considers permanent loss to refer to two general types of economic losses through a full market cycle: (i) the impairment of the fundamental value of a security and (ii) the payment of a speculative (higher) price to acquire the fundamental value of a security. The Advisor considers the fundamental value of a security to be impaired when the earning power of an enterprise or security permanently declines, or the assets of an enterprise must be sold or written down for a loss. The Advisor considers a security’s price to be speculative when it is inordinately high relative to the Advisor’s estimated fundamental value of the security. In addition, the Advisor evaluates the financial condition of the enterprise or security in which the Fund invests to determine its ability to withstand difficult economic conditions.

The Fund also seeks to provide above average absolute and relative returns in the long run.

•     “Above average absolute returns” means returns higher than a “fair” equity-like return (i.e., the stock market returns over a full market cycle) commensurate with the risk of investing in equities in the long run. There is no assurance the Fund will provide above average absolute returns in the long run. In seeking above average absolute returns, the Advisor assigns a required return to each of the securities it selects for investment based on the Advisor’s assessment of the risk of the security. The weighted average required return of the portfolio becomes the absolute return expectation for the Fund. The Advisor then seeks to purchase each security at a discount to its estimated intrinsic value, to assure a margin of safety against a return below its assigned required absolute return expectation.

•     “Above average relative returns” means returns higher than returns of an equity market benchmark in the long run. The Advisor has selected the MSCI All-Country World (Net) Index (“MSCI ACWI (Net) Index”) as the Fund’s benchmark because it is a broad proxy for the world equity market. In seeking above average relative returns, the Advisor engages in research to identify companies and securities which are undervalued by the securities markets.

•        The Advisor defines “long run” as a period of time that includes both an up and down equity market. A down market is characterized with a peak to trough decline of 20% or greater, otherwise known as a “full market cycle”. A full market cycle can be measured from a prior equity market peak to the next equity market peak. Full market cycles are usually measured in years.

Under normal circumstances, the Fund pursues its investment objectives by investing its assets in equity securities, debt securities, derivatives, cash and cash equivalents. The Fund is not limited by security type, issuer size or geographic location, and may invest in securities of issuers in emerging markets as well as developed markets. The Fund invests in the asset class or classes in which the Advisor sees the best opportunity for appreciation. The Advisor seeks to identify companies and securities which are undervalued by the securities markets. The Advisor estimates the intrinsic value of companies and invests in securities across the capital structure, including related derivatives, which the Advisor believes provide an optimal combination of return and risk. In selecting securities for the Fund, the Advisor engages in an extensive search process across global markets for companies with desirable investment characteristics. The Advisor also conducts research on the financial and business characteristics of potential and current investments. The Fund may hold a significant amount in cash or cash equivalents in markets where the Advisor cannot find enough securities that meet its risk and return thresholds.

Equity securities in which the Fund may invest include common stocks, convertible securities, rights and warrants. The Fund may invest in debt securities of any maturity and credit quality and the Fund may purchase high yield securities, commonly referred to as “junk bonds”, that are rated below investment grade by at least one of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”) or Fitch Ratings Ltd. (“Fitch”) (or if unrated, determined by the Advisor to be of comparable credit quality). The Fund’s investments in high yield securities may include mezzanine securities, which are subordinated debt securities generally issued in private placements in connection with issuance of equity securities (e.g., with attached warrants). The Fund may invest in bank loans and loan participations. The Advisor may also invest in derivatives, which include, but are not limited to, futures, options, swaps (including total return swaps) and forward contracts. The Advisor may utilize derivatives to profit from expected price appreciation or depreciation of an underlying security, to generate a desired return stream, to generate incremental income, or to create a desired excess return spread over a market average yield or estimated fair return.

The Fund may also invest in other types of financing instruments such as convertible bonds and preferred stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and real estate investment trusts (“REITs”). In addition, the Advisor may use a short selling strategy for a portion of the Fund. The Fund will engage in two general types of short positions: directional and arbitrage. Directional short selling refers to selling short securities or groups of securities based on the Advisor’s assessment that the prices of the securities are significantly higher than their intrinsic values. Arbitrage short selling refers to selling short securities the Advisor considers to be overpriced in combination with related long positions in securities the Advisor considers to be underpriced, seeking to profit when the prices of the two securities converge. The Advisor may also invest in arbitrage or event-related securities, using fundamental analysis of the intrinsic values of companies to seek to profit from securities it deems to be relatively mispriced due to the market under or overestimating the successful completion of corporate events, including mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

The Advisor emphasizes “quality” and “opportunity” when making investment decisions for the Fund. The Advisor defines the quality of a security by the reliability of the cash flows or assets which are the basis of the security’s estimated intrinsic value. The Advisor believes a quantifiable margin of safety is the hallmark of a quality investment. The Advisor defines the opportunity of an investment by the price paid for the estimated intrinsic value received. For equity investments, the Advisor’s estimated intrinsic value of a company must be significantly greater than its price. In seeking opportunistic investments in higher rated fixed income investments, the Advisor believes an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower rated fixed income investments selling below their principal value, the Advisor believes the value of the assets backing an issue must be significantly greater than its price. For other types of investments and as a general rule, the Advisor believes the probability of achieving a return commensurate with the risk taken must be very high.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Private placements and restricted securities risk. Private placements and other restricted securities may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. In addition, since the inauguration of Donald Trump as President of the United States on January 20, 2025, the Trump administration has pursued an aggressive foreign policy agenda, including the imposition of tariffs, which may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Emerging markets risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Market capitalization risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Management and strategy risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Sector focus risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of November 30, 2024, 24.5% of the Fund’s net assets were invested in the financial sector. The performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets.

Arbitrage and event-driven risk. Employing arbitrage strategies involves the risk that anticipated opportunities do not turn out as planned, resulting in potentially reduced returns or losses to the Fund. With respect to event-driven strategies, the Advisor’s evaluation of the outcome of a proposed corporate event, whether it be a merger, reorganization, regulatory issue or other event, may prove incorrect and the Fund’s return on the investment may be negative. If the proposed corporate event appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security may decline sharply, resulting in a loss to the Fund. Even if the Advisor’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. These risks may be realized for a variety of reasons, such as the inability to finance a transaction, lack of regulatory approval from state, federal or international agencies or failure of shareholders to approve a transaction.

Preferred stock risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Advisor using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Advisor had not fair-valued the security or had used a different valuation methodology.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks, such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

High yield (“junk”) bond risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Recent market events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

REIT risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Bank loans and loan participations risk. Bank loans and loan participations are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an agent bank becomes insolvent, a bank loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a bank loan or loan participation.

Many loans are relatively illiquid or subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Bank loans may also be subject to extension risk and prepayment risk.

Convertible securities risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Mezzanine securities risk. Mezzanine securities or mezzanine loans generally are rated below investment grade, and frequently are unrated. Mezzanine investments may be issued with or without registration rights. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Non-diversification risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Value-oriented investment strategies risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Warrants and rights risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of the Fund compare with the average annual total returns of the MSCI ACWI (Net) Index and the MSCI ACWI (Gross) Index. Updated performance information is available at the Fund’s website, www.acr-investfunds.com, or by calling the Fund at 1-855-955-9552. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at net asset value per share (“NAV”):

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-1.88%
5.68%
13.49%
-10.63%
11.70%
14.91%
27.54%
-16.78%
23.52%
12.81%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Class I Shares
Highest Calendar Quarter Return at NAV	27.39%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV	(30.16)%	Quarter Ended 03/31/2020
Average Annual Total Returns for Periods Ended December 31, 2024	One Year	Five Years	Ten Years
Class I Shares – Return Before Taxes	12.81%	11.19%	7.16%
Class I Shares – Return After Taxes on Distributions*	11.84%	10.59%	6.55%
Class I Shares – Return After Taxes on Distributions and Sale of Fund Shares*	8.31%	8.85%	5.64%
MSCI ACWI (Net) Index (reflects no deduction for fees or expenses)	17.49%	10.06%	9.23%
MSCI ACWI (Gross) Index (reflects no deduction for fees, expenses or taxes)**	18.02%	10.58%	9.79%

*       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

**     The Fund changed its performance benchmark to the MSCI ACWI (Net) Index. The Advisor believes the MSCI ACWI (Net) Index is a more appropriate benchmark for the Fund as it better aligns with industry standards and the Fund’s peer universe.

Investment Advisor

ACR Alpine Capital Research, LLC

Portfolio Managers

Nicholas Tompras, CFA, Chief Executive Officer and Chief Investment Officer, Willem Schilpzand, CFA, Portfolio Manager, Tim Piechowski, CFA, Portfolio Manager, and Mark Unferth, Portfolio Manager, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Tompras, Mr. Schilpzand and Mr. Piechowski have served as portfolio managers of the Fund since its inception in December 2014. Mr. Unferth has served as a portfolio manager of the Fund since February 2017.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class I
Direct Regular Accounts	$10,000	$100
Direct Retirement Accounts	$10,000	$100
Automatic Investment Plan	$10,000	$100
Gift Account For Minors	$10,000	$100

In addition, the Fund has set a minimum of $1,500 for initial purchases of shares through certain approved financial intermediaries (i.e., a financial supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.